                                 EXHIBIT 10.4

                           IMAGE ENTERTAINMENT, INC.
                   1994 ELIGIBLE DIRECTORS STOCK OPTION PLAN

1.   THE PLAN

     1.1  Purpose.
          -------

     The purpose of this Plan is to promote the success of the Corporation by providing an additional means through the grant of Options to attract, motivate and retain experienced and knowledgeable Eligible Directors. Capitalized terms are defined in Article 4.

     1.2  Administration.
          --------------

          (a) Board Authority and Powers; Interpretation.  This Plan shall be,
              ------------------------------------------
to the maximum extent possible, self-effectuating. This Plan shall be interpreted and, to the extent any determinations are required hereunder, shall be administered by the Board. Subject to the express provisions of this Plan, the Board shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan.

          (b) Binding Determinations.  Any action taken by, or inaction of, the
              ----------------------
Corporation or the Board relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or officer of the Corporation shall be liable for any such action or inaction, except in circumstances involving such person's bad faith.

          (c) Reliance on Experts.  In making any determination or in taking or
              -------------------
not taking any action under this Plan, the Board may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

          (d) Delegation.  The Board may delegate ministerial, non-discretionary
              ----------
functions to individuals who are officers or employees of the Corporation.

     1.3  Shares Available for Options.
          ----------------------------

          Subject to the provisions of Section 3.4, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock.

          (a) Number of Shares.  The maximum number of shares of Common Stock
              ----------------
that may be delivered pursuant to Options granted to Eligible Directors under this Plan shall not exceed 275,000 shares, subject to adjustments contemplated by Section 3.4.

          (b) Calculation of Available Shares and Replenishment.  The shares
              -------------------------------------------------
authorized under this Plan shall be reserved for issuance.  If any

Option shall expire or be cancelled or terminated without having been exercised in full, the undelivered shares subject thereto shall again be available for the purposes of this Plan.

2.   THE OPTIONS

     2.1  Automatic Option Grants.  Subject to adjustments contemplated by
          -----------------------
Section 3.4 and the limitations of Section 2.5,

          (a) Initial Options.  Subject to shareholder approval of this Plan:
              ---------------
(1) each person who is an Eligible Director on July 12, 1994 shall be granted an Option to purchase 15,000 shares of Common Stock; and (2) any person who is not on July 12, 1994 an Eligible Director, but who thereafter becomes an Eligible Director shall be granted automatically (without any further action by the Board) an Option (the Option Date of which shall be the date such person becomes an Eligible Director) to purchase 15,000 shares of Common Stock. No person shall receive more than one Option under this Section 2.1(a).

          (b) Subsequent Options.  On the close of business on each July 12 (or
              ------------------
if it is not a business day the first business day thereafter) during the term of this Plan, commencing in 1995, there shall be granted automati cally (without any further action by the Board) to each person who is then an Eligible Director an Option to purchase 15,000 shares of Common Stock; provided, however,
                                                              --------  -------
that if the director received a grant under Section 2.1(a) within six months of such date, his or her participation in annual grants shall not commence until the following year.

          (c) Maximum Number of Shares.  Any annual grants under Section 2.1(b)
              ------------------------
that would otherwise exceed the maximum number of shares under Section 1.3(a) shall be prorated within such limitation among the number of Eligible Directors entitled thereto.

          (d) Option Price.  The purchase price per share of the Common Stock
              ------------
covered by each Option granted pursuant to Section 2.1(a) shall be the Fair Market Value of the Common Stock on the Option Date, plus $0.25, and by each Option granted pursuant to Section 2.1(b) shall be the Fair Market Value of the Common Stock on the Option Date.

          (e) Option Period and Exercisability.  Subject to shareholder approval
              --------------------------------
of this Plan, each Option granted under this Plan shall become exercisable in installments at the rate of 50% of the shares initially subject to such Option on the date six months after the Option Date, and another 25% of such initial number of shares at the end of each of the next two three month periods thereafter.

          (f) Non-Qualified Options.  Each Option granted under this Plan is
              ---------------------
intended to be a non-qualified stock option (i.e., not an "incentive stock option") under the Code and shall be so designated.

     2.2  Payment of Exercise Price.
          -------------------------

          The exercise price of any Option granted under this Plan shall be paid in full at the time of each exercise in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the

Option, or partly in previously owned shares and partly in cash, provided that
                                                                 -------------
any shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

     2.3  Option Period.
          -------------

          Each Option granted under this Plan and all rights or obligations thereunder shall expire ten years after the Option Date and shall be subject to earlier termination under Article 3 hereof.

     2.4  Limitations on Exercise and Vesting of Options.
          ----------------------------------------------

          (a) Provisions for Exercise.  No Option shall be exercisable or shall
              -----------------------
vest until at least six months after the initial Option Date, and once exercisable an Option to such extent shall remain exercisable until the expiration or earlier termination of the Option.

          (b) Procedure.  Any exercisable Option shall be deemed to be exercised
              ---------
when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with the required payment of the exercise price.

          (c) Fractional Shares/Minimum Issue.  Fractional share interests shall
              -------------------------------
be disregarded, but shall be accumulated. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

     2.5  Individual Option Limits.
          ------------------------

          The maximum number of shares of Common Stock subject to any and all options that are or have been granted to any individual under this Plan and under any other compensatory plan or authority (including individual grants without reference to a plan) of the Corporation or any subsidiaries shall not exceed 75,000 (subject to adjustment under Section 3.4), excluding shares subject to options granted for special or unique services (other than services as an employee, officer or director or services substantially comparable thereto) or pursuant to antidilution or similar rights or adjustments in respect of outstanding options.

3.   OTHER PROVISIONS.

     3.1  Rights of Participants and Beneficiaries.
          ----------------------------------------

          (a) No Service Commitment.  Nothing contained in this Plan (or in any
              ---------------------
other documents related to this Plan or to any Option) shall confer upon any Participant any right to continue to serve as a director of the Corporation nor shall interfere in any way with the right of the Corporation to change director compensation or other benefits or to terminate the director's service as a director, with or without cause. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Corporation's Articles of Incorporation or Bylaws regarding service on the Board or adversely affect any independent contractual right of any Eligible Director without his or her consent thereto.

          (b) Plan Not Funded.  Options payable under this Plan shall be
              ---------------
payable in shares and (except as provided in Section 1.3(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Corporation.

     3.2  No Transferability.
          ------------------

          Options may be exercised only by, and shares issuable pursuant to an Option shall be paid only to the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant. Other than by will or the laws of descent and distribution, no right or benefit under this Plan or any Option shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

     3.3  Termination of Directorship.
          ---------------------------

          If a Participant's services as a member of the Board terminate by reason of death or Disability an Option granted pursuant to this Plan held by such Participant shall, to the extent then exercisable, remain exercisable for one year after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. The portion of the Option not then exercisable shall terminate. If a Participant's services as a member of the Board terminate for any other reason, any portion of an Option granted pursuant to this Plan which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for six months after the date of such termination or until the expiration of the stated term whichever first occurs, and shall then terminate.

     3.4  Adjustments.
          -----------

          If there shall occur any extraordinary distribution in respect of the Common Stock (whether in the form of Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other similar corporate transaction or event in respect of the Common Stock, or a sale of substantially all of the assets of the Corporation as an entirety, then the Board shall, in such manner and to such extent (if any) as may be appropriate and equitable, (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific limits and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options and the vesting provisions of the Options, (c) the grant, purchase, or exercise price of any or all outstanding Options, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Options, or (2) in the case of an extraordinary distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a substitution or exchange of any or all outstanding Options or for a change in the securities, cash or property deliverable upon exercise of outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event ; provided, however, that (i) such adjustment and the
                           --------  -------
Board's actions in respect thereof are based on objective criteria, and (ii) such adjustment (to the extent consistent with Section 3.11(c)) is consistent with adjustments to comparable Options (if any) held by persons other than directors of the Corporation.

     3.5  Acceleration Upon a Change in Control Event; Early Termination on
          -----------------------------------------------------------------
Certain Events.
- --------------

          Upon the occurrence of a Change in Control Event, each Option shall become immediately exercisable in full; provided, however, that no Option shall
                                        --------  -------
be so accelerated to a date less than six months after the Option Date of the Option. To the extent that any Option granted under this Plan is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 3.4 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

     3.6  Compliance with Laws.
          --------------------

          This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock, and/or of other securities or property pursuant to Section 3.4, under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal tax and securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corpora tion as the Corporation may deem necessary or desirable to assure such compliance.

     3.7  Plan Amendment, Shareholder Approval and Suspension.
          ---------------------------------------------------

          (a) Board Authorization.  The Board may, at any time, terminate or,
              -------------------
from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Board shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

          (b) Shareholder Approval.  To the extent required by law or the
              --------------------
provisions of Rule 16b-3, any amendment to this Plan or any then outstanding Option shall be subject to shareholder approval.

          (c) Limitations on Amendments to Plan and Options.  The provisions of
              ---------------------------------------------
this Plan shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii)(or any successor provision). No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 3.4 shall not be deemed to constitute changes or amendments for purposes of this Section 3.7.

     3.8  Privileges of Stock Ownership.
          -----------------------------

          Except as otherwise expressly authorized by this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock subject to an Option granted under this Plan prior to the satisfaction of all conditions to the valid exercise of the Option. No adjustment will be made for dividends or other rights as a shareholders for which a record date is prior to such date of delivery.

     3.9  Effective Date of Plan.
          ----------------------

          This Plan shall be effective as of July 12, 1994, but shall be subject to approval of a majority of the shares represented and entitled to vote at the shareholder meeting at which this Plan is first submitted for approval (referred to herein as "shareholder approval").
              --------------------

     3.10 Term of Plan.
          ------------

          No Option shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and this Plan shall continue to apply thereto.

     3.11 Legal Issues.
          ------------

          (a) Choice of Law.  This Plan, the Options, all documents evidencing
              -------------
Options and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

          (b) Severability.  If any provision shall be held by a court of
              ------------
competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c) Plan Construction.  It is the intent of the Corporation that this
              -----------------
Plan and Options hereunder satisfy the requirements of a formula plan under Rule 16b-3 and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that participants will be able to administer other stock plans of the Corporation consistent with such Rule and be entitled to the benefits of Rule 16b-3 (or other exemptive rules under Section 16 of the Exchange Act) in respect of the option grants and certain other transactions in respect thereof and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict.

          (d) Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be
              -----------------------
deemed to limit the authority of the Board to grant awards or authorize any other compensation under any other plan or authority.

4.   DEFINITIONS

     4.1  Definitions.
          -----------

          (a) "Beneficiary" shall mean the person, persons, trust or trusts
               -----------
designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          (b) "Board" shall mean the Board of Directors of the Corporation or,
               -----
with respect to administrative matters (as distinguished from Plan amendments, suspension, or termination), any duly authorized committee of members of the Board designated to administer this Plan.

          (c) "Change in Control Event" shall mean any of the following:
               -----------------------

              (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation; or

              (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned directly or indirectly by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that (A) there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and (B) such record owners hold no securities of the other parties to such reorganization, except that any securities of such other parties that are held by affiliates of the Corporation shall be considered owned by shareholders of the Corporation); or



              (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not an affiliate; or

              (4) Any person (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 45% or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation; or

              (5) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's share holders, of each new Board member was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes (but, in the case of a successor, without duplication) any new members whose election or nomination was so approved).

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended
               ----
from time to time.

          (e) "Commission" shall mean the Securities and Exchange Commission.
               ----------

          (f) "Common Stock" shall mean the Common Stock  of the Corporation and
               ------------
such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 3.4 of this Plan.

          (g) "Corporation" shall mean Image Entertainment, Inc., a California
               -----------
corporation, and its successors.

          (h) "Disability" shall mean a "permanent and total disability" within
               ----------
the meaning of Section 22(e)(3) of the Code.

          (i) "Eligible Director" shall mean a member of the Board who is not:
               -----------------                                          ---
(1) as of the applicable Option Date, an officer or employee of the Corporation or any subsidiary, or (2) as of the applicable Option Date or during the prior one year period, a person to whom equity securities (including options, stock appreciation rights or other derivative securities) of the Corporation or an affiliate are or have been granted or awarded (or for whose benefit any thereof have been materially amended) under or pursuant to any discretionary equity securities plan of the Corporation or an affiliate ("Other Stock Plan") (except
                                                     ----------------
under this Plan or any other formula or ongoing securities acquisition plan, the participation in which does not compromise the disinterested administration of
                            ---
any Other Stock Plan under Rule 16b-3).

          (j) "ERISA" shall mean the Employee Retirement Income Security Act of
               -----
1974, as amended.

          (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended from time to time.

          (l) "Fair Market Value" on any specified date shall mean (i) if the
               -----------------
stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares (the "reference date"); (ii) if the stock is not
                                 --------------
listed or admitted to trade on a national securities exchange, the last price for the stock on the reference date, as furnished through the NASDAQ National Market Reporting System by the National Association of Securities Dealers, Inc. ("NASD") or a similar organization if the NASD is no longer reporting such
  ----
information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the NASDAQ National Market Reporting System, the mean between the bid and asked price for the stock on the reference date, as furnished by the NASD or a similar organization; or (iv) if the NASD or a similar organization does not furnish the mean between the bid and asked price for the stock on the reference date, the valuation as of the reference date furnished by an independent advisor or investment banker to the Corporation who is recognized in valuations of this type.

          (m) "Option" shall mean an option to purchase Common Stock authorized
               ------
and granted under this Plan, and related rights.

          (n) "Option Agreement" shall mean an agreement in the form of Exhibit
               ----------------                                         -------
A, completed in the manner required by this Plan and executed on behalf of the
- -
Corporation by an executive officer of the Corporation.

          (o) "Option Date" shall mean the applicable date for automatic grant
               -----------
of Options set forth in Article 2.

          (p) "Participant" shall mean an Eligible Director who has been granted
               ------------
an Option under the provisions of this Plan.

          (q) "Personal Representative" shall mean the person or persons who,
               -----------------------
upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (r) "Plan" shall mean this Eligible Directors' Stock Option Plan.
               ----

          (s) "Rule 16b-3"  shall mean Rule 16b-3 as promulgated by the
               ----------
Commission pursuant to the Exchange Act, as amended from time to time.

                                             EXHIBIT A to ELIGIBLE DIRECTOR PLAN

                           IMAGE ENTERTAINMENT, INC.

                               ELIGIBLE DIRECTOR

                     NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT dated as of the 12th day of July, 19__, between Image Entertainment, Inc., a California corporation (the "Corporation"), and
                                                    -----------
_________________ (the "Director").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Corporation has adopted [subject to shareholders approval] a 1994 Eligible Directors Stock Option Plan (the "Plan").
                                                            ----

          WHEREAS, pursuant to Section 2.1 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions
                        ------
evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of
Section 422 of the Code.

          NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein, as required by the terms of the Plan.

          1.   Option Grant.  This Agreement evidences the grant to the
               ------------
Director, as of July 12, ____ (the "Option Date"), of an Option to purchase an
                                    -----------
aggregate of 15,000 shares of Common Stock (the "Shares") under Section
                                                 ------
2(______) of the Plan, subject to the terms and conditions and to adjustment as set forth herein or in or pursuant to the Plan.

          2.   Exercise Price.  The Option entitles the Director to purchase
               --------------
(subject to the terms of Sections 3 through 5 below), all or any part of the Option shares at a price per share of $________.

          3.   Option Exercisability and Term.  The Option shall first become
               ------------------------------
and remain exercisable as to 7,500 shares on January 12, _____; and as to an additional 3,750 shares on the following April 12 and July 12, subject to shareholder approval of the Plan, to adjustments under Section 3.4 of the Plan and to acceleration under Section 3.5 of the Plan. The Option shall terminate on July 11, 20___, unless earlier terminated in accordance with the terms of
Section 4 below.

          4.   Service and Effect of Termination of Service or Other Event. The
               -----------------------------------------------------------
Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, Bylaws and applicable law. If the Director's services as a member of the Board shall terminate or in the other circumstances addressed in Article 3 of the Plan, this Option shall terminate at the times and to the extent set forth therein.

          5.   General Terms.  The Option and this Agreement are subject
               -------------
to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

          6.   Nontransferability.  The grant of the Option is intended to
               ------------------
constitute an exempt transaction under Rule 16b-3. In furtherance thereof, and for other reasons, the Option shall be non-transferable as provided in Section
3.2 of the Plan.

          7.   Shareholder Approval.  This Option may not be exercised prior to
               --------------------
shareholder approval of the Plan and in any event shall be rescinded if shareholder approval of the Plan is not obtained by December 31, 1995.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


IMAGE ENTERTAINMENT, INC.
(a California corporation)


By ___________________________

   Title _____________________


OPTIONEE DIRECTOR


_____________________________
      (Signature)


_____________________________
      (Print Name)

_____________________________
      (Address)

_____________________________
 (City, State, Zip Code)


                   _________________________________________

                                SPOUSAL CONSENT
                                ---------------

          In consideration of the execution of the foregoing Stock Option Agreement by Image Entertainment, Inc., I, ____________________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED: ______________, 19__.

                                    _____________________________
                                         Signature of Spouse